         ------------------------------------------------------------
                                 MORGAN STANLEY
                                  DEAN WITTER
                                AFRICA INVESTMENT
                                   FUND, INC.
         ------------------------------------------------------------






                                  ANNUAL REPORT
                                DECEMBER 31, 1999
                           MORGAN STANLEY DEAN WITTER
                           INVESTMENT MANAGEMENT INC.
                               INVESTMENT ADVISER






                           MORGAN STANLEY DEAN WITTER
                          AFRICA INVESTMENT FUND, INC.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
DIRECTORS AND OFFICERS

Barton M. Biggs
CHAIRMAN OF THE BOARD
OF DIRECTORS

Michael F. Klein
PRESIDENT AND DIRECTOR

Peter J. Chase
DIRECTOR

John W. Croghan
DIRECTOR

David B. Gill
DIRECTOR

Graham E. Jones
DIRECTOR

John A. Levin
DIRECTOR

William G. Morton, Jr.
DIRECTOR

Stefanie V. Chang
VICE PRESIDENT

Harold J. Schaaff, Jr.
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Mary E. Mullin
SECRETARY

Belinda A. Brady
TREASURER

Robin L. Conkey
ASSISTANT TREASURER
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
INVESTMENT ADVISER

Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020
-------------------------------------------------------------------------------
ADMINISTRATOR

The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
-------------------------------------------------------------------------------
CUSTODIAN

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245
-------------------------------------------------------------------------------
SHAREHOLDER SERVICING AGENT

American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005
(800) 278-4353
-------------------------------------------------------------------------------
LEGAL COUNSEL

Rogers & Wells LLP
200 Park Avenue
New York, New York 10166
-------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726 or visit our website at www.msdw.com/institutional/investmentmanagement.

LETTER TO SHAREHOLDERS
----------
For the year ended December 31, 1999, the Morgan Stanley Dean Witter Africa Investment Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of 27.34%. For the period from the Fund's commencement of operations on February 14, 1994 through December 31, 1999, the Fund's total return, based on net asset value per share, was 66.65%. On December 31, 1999, the closing price of the Fund's shares on the New York Stock Exchange was $10 3/8, representing a 28.5% discount to the Fund's net asset value per share.

SOUTH AFRICA

The South African market performed strongly in 1999, with the Johannesburg All-Share Index gaining 51.6%, buoyed by positive sentiment about emerging markets, the recovery of commodity prices and sharp cuts in local interest rates. The performance of the market was heavily skewed in favor of the commodity-related stocks, which on average rose over 100%, while most other sectors lagged. The Fund benefited from its heavy weight in this market, but was hurt by insufficient exposure to commodity stocks.

The pace and degree of interest rate cuts surprised positively during 1999, with the prime lending rate falling by 8%, reversing the moves made to shore up the currency during the emerging markets crisis of 1998. The economy grew at about 1% in 1999, a much stronger showing than the contraction envisioned at the start of the year. In 2000, we expect the improved interest rate scenario and commodity price environment to lead to a robust 4% GDP boost. The critical long-term issue will be, however, whether this faster pace of growth proves sustainable or a one-time occurrence.

Inflation was largely under control, with the core figure coming in just under 8%, despite the large dislocation in the rand-to-U.S. dollar exchange rate in late 1998. We expect this number to continue to fall, as the government introduces inflation targeting, which will moderate demands for wage increases. We believe this process will meet with gradual success over the next two to three years, making South Africa a low-inflation and therefore, low-interest rate country. This will translate into higher consistent GDP growth rates and an expanding job market.

The country's export sector and current account received a boost from a recovering commodity market, which still comprises about 70% of exports. Gold, the most important of these, however, lagged the move. The country's foreign reserves, while still inadequate, were bolstered by the dramatic reduction of the Reserve Bank's net oversold forward position in the dollar from $24 billion to $13 billion by year end. Over the longer term, the gradual relaxation of exchange controls, which will prompt capital flight as well as the relocation of corporate listings to Europe and the USA seeking lower cost of capital, will have a negative effect on external balances, the exchange rate and the stock market.

The government of President Mbeki, who won a landslide victory in elections in June, initiated the process of downsizing the public sector and began addressing the competitiveness of the labor force. The decision to impose a 6.3% wage increase for the public sector in defiance of union demands marked a milestone in the fight against inflationary wage settlements linked to the high unemployment rate (30%, by some calculations). Privatization is still progressing slowly, with the two largest remaining assets, the electric and transport utilities, not slated for sale in the short term.

Overall, we are positive on the market for 2000, as a better economy feeds into earnings results. Valuations are still quite reasonable, with the 12-month forward price-to-earnings ratio at about 13.5 times and earnings per share growth averaging 20% in real terms. Beyond next year, the opportunity lies in swiftly breaking the inflationary and unemployment cycle caused by escalating wage demands and transitioning into a higher growth path.

EGYPT

The Egyptian market rose 49.0%, as measured by the EFG Index for the year ended December 31, 1999. Market action was dominated by the rise of Mobinil, the cellular telephone provider, which contributed the lion's share of the market's positive performance and trading liquidity. The Fund's performance was positively influenced by its high weighting in Egypt and Mobinil.

The macroeconomic situation remains favorable with the important exception of the currency situation. Inflation remains under control, hovering around 3.5%, the fiscal deficit is in check and GDP growth is healthy. Foreign reserves, however, were strained as the economy's break-neck pace of 5%-plus growth continued sucking in imports in the face of a restricted supply of hard currency resulting from declining tourism receipts and lower oil prices in 1998. The Central Bank, despite its ample reserves, opted to restrict U.S. dollar liquidity leading to uncertainty and the emergence of a black market. Later in the year, local interest rates were led higher to slow the economy and support the currency. The events of 1999 highlight the inadequacies of the fixed exchange rate system, which has allowed the Egyptian pound to be pegged to the U.S. dollar at a similar ratio for the past eight years. The level of current reserves, together with the recovery in oil prices and tourism, will be enough to soften the impact of the high demand for hard currency over the next few years. The cost of keeping the peg, nonetheless, will be a slightly lower GDP growth rate, falling to a 3% to 4% range.

On the political front, President Mubarak reshuffled his cabinet in September, appointing market-oriented ministers to key posts and strengthening the mandate to privatize. The year saw state sales of important cement assets and the beginning of the process to list the electric and fixed line telecommunications utilities.

The earnings growth story in the market is still intact, with consumer stocks seeing growth of 30%, and the telecommunications industry doubling earnings, on average, over the coming year. We remain excited about this market, despite the currency worries, as valuations are still remarkably inexpensive (price-to-earnings ratio through December 2000 of 9.0 times, excluding Mobinil) and the market gains a wider acceptance among mainstream emerging market investors.

ZIMBABWE

The best performing market in the continent for 1999, Zimbabwe, soared 121.7% as measured by the Industrial Index. Small capitalization stocks led the way, but the Fund still captured much of this move through its holdings. Strong corporate earnings together with the prevalence of negative real interest rates enticed local investors to increase their equity weightings, despite continued government mismanagement of the economy and the country's resources. Inflation reached 57% for the year and fiscal spending was difficult to account for, as certain key items went off-balance sheet, such as the financing of the country's involvement in the Congo war. The efforts of the IMF to stabilize the country were sabotaged by lack of governmental commitment to the measures and targets set by the program in late August. The currency remained pegged to the U.S. dollar for the entire year, losing some of the competitive edge gained through the devaluations of 1997 and 1998, and setting the stage for another adjustment in 2000. A new tax on fixed income, to be implemented in 2000, will make it even more compelling for local investors to favor equities over bonds, leading us to conclude that the stock market should perform reasonably well in real and U.S. dollar terms during the coming year. Ultimately, government will have to change its ways, as the economic imbalances created over the last few years are unsustainable and the population's patience begins to wane.

MAURITIUS

The Mauritian market performed poorly in 1999, with the SEMDEX Index falling 8.5%. The Fund's emphasis on this market due to its long-term potential was a detriment to performance in 1999. The sugar industry had a traumatic year, with yields dropping by 35% due to a prolonged drought, resulting in a reduction of GDP growth to 3% from 5.5% and depressing market sentiment. The other pillars of the economy, however, did not lose momentum, with tourism, financial services and the EPZ (Export Processing Zone) posting growth rates in excess of 5%. Interest rates, which were raised during the 1998 emerging market crisis, were slow to come down, as the Central Bank was keen to temper a pick-up in inflation that reached 7.6% during the year. Inflationary trends have been receding, however, and we expect significant interest rate cuts in 2000, improving conditions for economic activity and allowing for the depreciation of the currency, whose strength was beginning to affect exporters. Mauritius remains one of the best-managed economies in Africa, and it is quickly developing into a regional center for industry and services. We are optimistic about the prospects in 2000, with a better interest rate environment, the partial recovery of the sugar industry and extremely compelling valuations (the 12-month forward price-to-earnings ratio is 8.0 times). Our focus remains on the hotel and banking sectors, which offer exposure to industries with secular growth stories, excellent management and that command surprisingly undemanding multiples.

GHANA

Ghana was a disappointing market during 1999, with the Databank Index losing 43.3% of its value, largely due to the depreciation of the Cedi, the local currency. This market was the largest detractor of performance for the Fund during 1999, due to its significant weighting. Prices for the country's main exports, cocoa and gold, fell sharply throughout the year, creating a shortage of foreign exchange. Interest rates, which had fallen dramatically since 1997, climbed 9% to reach 34%. The country's successful record in bringing down inflation was not broken, however, with the year-end figure coming in at 12.5%. The inflationary prospects for 2000 are a bit more precarious, as the effects of a weaker currency and spending related to presidential elections find their way into prices. We are confident that in the long run the country will remain on track with its IMF-inspired program to combat fiscal spending and inflation and encourage privatization. At a price-to-earnings ratio of 4.0 times through December of 2000 with earnings growth of 10% in real terms, the market still is the best value in the continent and we remain positive.

REST OF AFRICA

Approximately 11% of the Fund is invested in countries other than those discussed above. Botswana, which represents 4.5% of the Fund, had a strong year, with the Domestic Companies Index rising 42.1%. The market was pushed up by banking stocks, which had good operating performance but are extremely illiquid. The Fund's holdings in the brewery sector languished as foreign investors sold their positions and focused their attention away from smaller markets. We are optimistic about our holdings in Botswana, given an earnings growth rate of 25% in real terms and a price-to-earnings ratio to December of 2000 of 7.5 times.

Kenya had a frustrating year, losing 34.9% of its value, primarily as a result of currency weakness. Economic growth was uninspiring at around 1.4% for 1999 and corporate earnings disappointed. Local interest rates retraced their early gains and finished the year close to 20%, despite inflation falling to 2.5%. Recent moves to restore some credibility to the administration of Daniel arap Moi has lured the IMF back into talks, yet we are not constructive on the potential outcome.

The Fund continued to have no weight in Morocco, one of the continent's largest markets, as the relationship between valuations and earnings growth is not enticing. After the USI Index's 12.9% fall in 1999, however, we feel there may be selective opportunities to exploit in the coming year.

Sincerely,

/s/ Michael F. Klein

Michael F. Klein
PRESIDENT AND DIRECTOR

January 2000

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED.


--------------------------------------------------------------------------------

DAILY NET ASSET AND MARKET VALUES, AS WELL AS MONTHLY PORTFOLIO INFORMATION FOR THE FUND, ARE AVAILABLE ON OUR WEBSITE AT www.msdw.com/institutional/investmentmanagement.

Morgan Stanley Dean Witter Africa Investment Fund, Inc.
Investment Summary as of December 31, 1999 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

HISTORICAL
INFORMATION
                                         TOTAL RETURN (%)
                        ----------------------------------------------
                            MARKET VALUE (1)       NET ASSET VALUE (2)
                        ----------------------    --------------------
                                       ANNUAL                  ANNUAL
                        CUMULATIVE     AVERAGE    CUMULATIVE   AVERAGE
                        ----------     -------    ----------   -------
     One Year              27.09%       27.09%       27.34%     27.34%
     Five Year             43.34         7.47        58.03       9.58
     Since Inception*      21.31         3.34        66.65       9.08

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
--------------------------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION

                                    [GRAPH]

                                                                  YEAR ENDED DECEMBER 31,

                                         1994*         1995         1996          1997         1998         1999
                                         -----         ----         ----          ----         ----         ----
Net Asset Value Per Share ............   $14.43        $17.05       $16.86       $14.45       $11.69       $14.51
Market Value Per Share ...............   $11.38        $12.88       $13.63       $11.50       $ 8.38       $10.38
Premium/(Discount) ...................   -21.1%        -24.5%       -19.2%       -20.4%       -28.3%       -28.5%
Income Dividends .....................   $ 0.54        $ 0.96       $ 0.14       $ 0.30       $ 0.86       $ 0.30
Capital Gains Distributions ..........       --        $ 0.01       $ 1.23       $ 2.25       $ 0.00#          --
Fund Total Return (2) ................     7.34%        26.14%        8.64%        2.69%       11.82%       27.34%

(1) Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
*   The Fund commenced operations on February 14, 1994.
#   Amount is less than U.S.$0.01 per share.

Morgan Stanley Dean Witter Africa Investment Fund, Inc.
Portfolio Summary as of December 31, 1999
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DIVERSIFICATION OF TOTAL INVESTMENTS

                                     [CHART]

Equity Securities                      (97.6%)
Short-Term Investments                  (2.4%)

-------------------------------------------------------------------------------
INDUSTRIES

                                     [CHART]

Banking                                (17.7%)
Beverages & Tobacco                    (17.7%)
Broadcasting & Publishing               (2.8%)
Business & Public Services              (3.3%)
Financial Services                      (5.8%)
Merchandising                           (4.0%)
Metals - Non Ferrous                    (3.0%)
Misc. Materials & Commodities          (10.5%)
Multi-Industry                          (4.4%)
Other                                  (20.2%)
Telecommunications - Wireless          (10.6%)

-------------------------------------------------------------------------------
COUNTRY WEIGHTINGS

                                     [CHART]

Botswana                                (4.5%)
Egypt                                  (21.3%)
Ghana                                   (7.4%)
Ivory Coast                             (1.4%)
Kenya                                   (1.7%)
Mauritius                               (9.7%)
Namibia                                 (1.2%)
Other                                   (3.0%)
South Africa                           (40.9%)
Tunisia                                 (0.8%)
Zimbabwe                                (8.1%)

-------------------------------------------------------------------------------
TEN LARGEST HOLDINGS*

                                                            PERCENT OF
                                                            NET ASSETS
                                                            ----------
   1.  Egyptian Company for Mobile Services (Egypt)            10.6%
   2.  State Bank of Mauritius (Mauritius)                      5.9
   3.  Sechaba Breweries Ltd. (Botswana)                        4.5
   4.  Billiton plc (South Africa)                              4.3
   5.  Al-Ahram Beverages Co. GDR (Egypt)                       4.1
   6.  Rembrandt Group Ltd. (South Africa)                      2.7
   7.  Standard Chartered Bank of Ghana (Ghana)                 2.5
   8.  B.O.E. Corp. Ltd. (South Africa)                         2.5
   9.  Bidvest Group Ltd. (South Africa)                        2.5
   10. Johnnies Industrial Corp., Ltd. (South Africa)           2.4
                                                               ----
                                                               42.0%
                                                               ----
                                                               ----

   * Excludes short-term investments.

FINANCIAL STATEMENTS
---------
STATEMENT OF NET ASSETS
---------
DECEMBER 31, 1999

                                                                     VALUE
                                              SHARES                 (000)
--------------------------------------------------------------------------------
COMMON STOCKS (99.3%)
(Unless otherwise noted)
--------------------------------------------------------------------------------
BOTSWANA (4.5%)
BEVERAGES & TOBACCO
   Sechaba Breweries Ltd.                        7,877,940       U.S.$   9,010
                                                                --------------
--------------------------------------------------------------------------------
EGYPT (21.3%)
BANKING
   Commercial International Bank                   230,694               3,370
   Commercial International Bank GDR                60,000                 859
   National Societe Generale Bank                   45,298                 636
                                                                --------------
                                                                         4,865
                                                                --------------
BEVERAGES & TOBACCO
(a)Al-Ahram Beverages Co. GDR                      422,000               8,313
   Eastern Tobacco                                 104,802               2,751
                                                                --------------
                                                                        11,064
                                                                --------------
BUILDING MATERIALS & COMPONENTS
   Ameriyah Cement Co.                              39,787                 593
   Suez Cement Co.                                  23,664                 395
(a)Suez Cement Co. GDR                             108,760               1,797
                                                                --------------
                                                                         2,785
                                                                --------------
FOOD & HOUSEHOLD PRODUCTS
   Central Flour Mills                                 110                  --@
   North Cairo Flour Mills                             605                   7
                                                                --------------
                                                                             7
                                                                --------------
TELECOMMUNICATIONS
   Egyptian Electro Cables                           1,848                  12
                                                                --------------
TELECOMMUNICATIONS -- WIRELESS
(a)Egyptian Company for Mobile Services            466,508              21,377
                                                                --------------
UTILITIES -- ELECTRICAL & GAS
   Egypt Gas Co.                                    45,000               2,758
                                                                --------------
                                                                        42,868
                                                                --------------
--------------------------------------------------------------------------------
GHANA (7.4%)
BANKING
   Ghana Commercial Bank                         5,394,580               1,187
   Social Security Bank Ltd.                     6,938,100               3,987
   Standard Chartered Bank of Ghana                913,400               5,027
                                                                --------------
                                                                        10,201
                                                                --------------
BEVERAGES & TOBACCO
(a)Ghana Breweries Ltd.                            504,001                 212
   Guinness Ghana Ltd.                           3,050,979                 839
   British American Tobacco Co., Bhd.            6,749,660                 917
                                                                --------------
                                                                         1,968
                                                                --------------
FINANCIAL SERVICES
(a)Home Finance Co.                              2,814,840                 612
                                                                --------------
METALS -- NON FERROUS
   Ghana Pioneer Aluminum Factory                1,043,400                  91
                                                                --------------
METALS -- STEEL
(a)Aluworks Ghana Ltd.                           1,070,000       U.S.$     771
                                                                --------------
RECREATION, OTHER CONSUMER GOODS
   Unilever Ghana Ltd.                           2,494,900               1,337
                                                                --------------
                                                                        14,980
                                                                --------------
--------------------------------------------------------------------------------
IVORY COAST (1.4%)
FOOD & HOUSEHOLD PRODUCTS
(a)Nestle Cote D Ivoire                             12,500               1,574
                                                                --------------
FINANCIAL SERVICES
   Filature Tissages Sacs                           25,000                 730
                                                                --------------
DIVERSIFIED OPERATION
(a)SOC Ivoirienne de Coco Rappe                     24,000                 405
                                                                --------------
                                                                         2,709
                                                                --------------
--------------------------------------------------------------------------------
KENYA (1.7%)
BANKING
   Kenya Commercial Bank Ltd.                      991,326                 429
                                                                --------------
CONSTRUCTION & HOUSING
(a)Athi River Mining Ltd.                        3,262,500                 258
                                                                --------------
FINANCIAL SERVICES
   National Industrial Credit Bank                 389,438                 144
                                                                --------------
FOOD & HOUSEHOLD PRODUCTS
   Uchumi Supermarket Ltd.                       2,501,107               1,374
                                                                --------------
MISC. MATERIALS & COMMODITIES
   Firestone East Africa Ltd.                    4,756,950               1,045
                                                                --------------
UTILITIES -- ELECTRICAL & GAS
   Kenya Power & Lighting Co., Ltd.                150,000                 197
                                                                --------------
                                                                         3,447
                                                                --------------
--------------------------------------------------------------------------------
MALAWI (0.5%)
FOOD & HOUSEHOLD PRODUCTS
   Sugar Corporation of Malawi                   7,160,000                 956
                                                                --------------
--------------------------------------------------------------------------------
MAURITIUS (9.7%)
BANKING
   Mauritius Commercial Bank                       782,036               2,892
(a)State Bank of Mauritius Ltd.                 17,702,232              11,841
                                                                --------------
                                                                        14,733
                                                                --------------
LEISURE & TOURISM
   New Mauritius Hotels                          1,753,850               3,485
                                                                --------------
MULTI-INDUSTRY
   Rogers and Co., Ltd.                            408,031               1,333
                                                                --------------
                                                                        19,551
                                                                --------------
--------------------------------------------------------------------------------
MOZAMBIQUE (0.1%)
MISC. MATERIALS & COMMODITIES
(a)Kenmare Resources plc                         1,890,000                 248
                                                                --------------
--------------------------------------------------------------------------------
NAMIBIA (1.2%)
MISC. MATERIALS & COMMODITIES
   Namibian Minerals Corp.                         400,000               2,450
                                                                --------------
--------------------------------------------------------------------------------
NIGERIA (0.2%)
ENERGY SOURCES
(a)Tuskar Resources plc                         14,329,000                 463
                                                                --------------
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                                                     VALUE
                                              SHARES                 (000)
--------------------------------------------------------------------------------
SOUTH AFRICA (40.9%)
BANKING
   ABSA Group Ltd.                                 482,829       U.S.$   2,167
   Nedcor Ltd.                                      96,190               2,143
                                                                --------------
                                                                         4,310
                                                                --------------
BEVERAGES & TOBACCO
   Amalgamated Beverage
     Industries Ltd.                               377,437               3,222
   Rembrandt Group Ltd.                            563,090               5,365
                                                                --------------
                                                                         8,587
                                                                --------------
BROADCASTING & PUBLISHING
   Nasionale Pers Beperk 'N'                       281,700               2,679
   Primedia Ltd. N Shares                        1,547,900               1,913
                                                                --------------
                                                                         4,592
                                                                --------------
BUSINESS & PUBLIC SERVICES
   Johnnies Industrial Corp., Ltd.                 410,800               4,809
   The Educor Investment Corp., Ltd.             2,311,680               1,940
                                                                --------------
                                                                         6,749
                                                                --------------
CHEMICALS
   SASOL Ltd.                                      506,600               4,160
                                                                --------------
CONSTRUCTION & HOUSING
   Concor Ltd.                                     909,822               1,405
                                                                --------------
DATA PROCESSING & REPRODUCTION
(a)Ixchange Technology Holdings                    308,000               1,302
(a)M-Web Holdings Limited                          293,000                 184
                                                                --------------
                                                                         1,486
                                                                --------------
ELECTRICAL & ELECTRONICS
   Dimensions Data Holdings Ltd.                   472,821               2,968
                                                                --------------
FINANCIAL SERVICES
   B.O.E. Corp. Ltd. 'N'                         6,607,268               5,017
(a)New Africa Investments Ltd.
     (Preferred) 'N'                             6,881,400               3,827
                                                                --------------
                                                                         8,844
                                                                --------------
FOREST PRODUCTS & PAPER
   Sappi Ltd.                                      372,000               3,678
                                                                --------------
INSURANCE
   Sanlam Ltd.                                   1,376,200               1,924
                                                                --------------
MACHINERY & ENGINEERING
   Howden Africa Holdings Ltd.                   2,010,172                 343
                                                                --------------
MERCHANDISING
   Ellerine Holdings Ltd.                          618,700               3,270
                                                                --------------
METALS -- NON FERROUS
   Anglo American Platinum Corp., Ltd.              65,200               1,982
   Impala Platinum Holdings Ltd.                    99,600               4,033
                                                                --------------
                                                                         6,015
                                                                --------------
MISC. MATERIALS & COMMODITIES
   Billiton plc                                  1,499,700               8,620
(a)De Beers                                        160,030               4,658
   De Beers ADR                                    101,000               2,923
                                                                --------------
                                                                        16,201
                                                                --------------
MULTI-INDUSTRY
   Bidvest Group Ltd.                              511,702       U.S.$   5,000
                                                                --------------
TELECOMMUNICATIONS
   M-Cell Ltd.                                     725,000               2,806
                                                                --------------
                                                                        82,338
                                                                --------------
--------------------------------------------------------------------------------
TUNISIA (0.8%)
BANKING
  Banque de l'Habitat                               93,750               1,144
                                                                --------------
FINANCIAL SERVICES
  Tunisie Leasing SA                                15,000                 499
                                                                --------------
                                                                         1,643
                                                                --------------
--------------------------------------------------------------------------------
UNITED KINGDOM (0.5%)
MULTI-INDUSTRY
(a)African Lakes Corp.                             661,742               1,069
                                                                --------------
--------------------------------------------------------------------------------
UNITED STATES (0.5%)
BROADCASTING & PUBLISHING
  MIH Ltd.                                          17,500               1,032
                                                                --------------
------------------------------------------------------------------------------
ZAMBIA (0.5%)
FOOD & HOUSEHOLD PRODUCTS
   Zambia Sugar Co., Ltd.                      151,371,609                 540
                                                                --------------
METALS -- STEEL
(a)Zambia Consolidated Copper
         Mines Ltd.                                586,700                 513
                                                                --------------
                                                                         1,053
                                                                --------------
--------------------------------------------------------------------------------
ZIMBABWE (8.1%)
BEVERAGES & TOBACCO
   Delta Corp., Ltd.                            11,965,293               4,257
   T.S.L., Ltd.                                  3,477,000                 733
                                                                --------------
                                                                         4,990
                                                                --------------
DATA PROCESSING & REPRODUCTION
(a)Econet Wireless Holdings                      6,805,000               1,165
                                                                --------------
ENERGY SOURCES
   Wankie Colliery Co., Ltd.                     7,871,900                 643
                                                                --------------
FINANCIAL SERVICES
(a)NMBZ Holdings Ltd.                            1,368,000                 787
                                                                --------------
FOOD & HOUSEHOLD PRODUCTS
   Interfresh Ltd.                              15,000,000                 494
                                                                --------------
LEISURE & TOURISM
   Zimbabwe Sun Ltd.                            10,053,378                 715
                                                                --------------
MERCHANDISING
   Meikles Africa Ltd.                           4,799,880               4,743
                                                                --------------
MISC. MATERIALS & COMMODITIES
   Bindura Nickel Corp., Ltd.                    3,389,956               1,251
                                                                --------------
MULTI-INDUSTRY
(a)TA Holdings Ltd.                             11,432,100                 633
(a)Trans Zambezi Industries Ltd.                 6,012,410                 581
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                                                      VALUE
                                                  SHARES              (000)
-------------------------------------------------------------------------------
ZIMBABWE (CONTINUED)
   MULTI-INDUSTRY (CONTINUED)
(a,b)Trans Zambezi Industries Ltd.               2,560,000      U.S.$      247
       ADR
                                                                ---------------
                                                                         1,461
                                                                ---------------
                                                                        16,249
                                                                ---------------
-------------------------------------------------------------------------------
TOTAL COMMON STOCK
   (Cost U.S.$193,644)                                                 200,066
                                                                ---------------
--------------------------------------------------------------------------------

                                                   NO. OF
                                                 WARRANTS
--------------------------------------------------------------------------------
WARRANTS (0.0%)
--------------------------------------------------------------------------------
SOUTH AFRICA (0.0%)
INDUSTRIAL COMPONENTS
(a)First South Africa Corp.,                             5                 --@
   expiring 1/24/01
--------------------------------------------------------------------------------
     TOTAL WARRANTS
       (Cost U.S.$--@)                                                     --@
                                                                ---------------

                                                     FACE
                                                   AMOUNT
                                                    (000)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (0.6%)
--------------------------------------------------------------------------------
UNITED STATES (0.6%)
REPURCHASE AGREEMENT
  Chase Securities, Inc. 2.60%,
    dated 12/31/99, due 1/3/00, to
    be repurchased at U.S.$1,276,
    collateralized by U.S.$1,305
    United States Treasury Notes,
    6.125%, due 12/31/01, valued at
    U.S$1,302
   (Cost U.S.$1,276)                       U.S.$     1,276               1,276
                                                                ---------------
--------------------------------------------------------------------------------
FOREIGN CURRENCY ON DEPOSIT WITH CUSTODIAN (1.8%)
  Ghana Cedi                     GHC               127,569                  37
  South African Rand             ZAR                21,011               3,417
  Zimbabwe Dollar                ZWD                 4,002                 105
                                                                --------------
       (Cost U.S.$3,558)                                                 3,559
                                                                --------------
--------------------------------------------------------------------------------
     TOTAL INVESTMENTS (101.7%)
       (Cost U.S.$198,478)                                             204,901
                                                                --------------
--------------------------------------------------------------------------------
OTHER ASSETS (0.3%)
  Dividends Receivable                     U.S.$       305
  Receivable for Investments Sold                      221
  Foreign Withholding Tax Reclaim                       10
   Receivable
  Other Assets                                          16      U.S.$      552
                                             -------------      ---------------
--------------------------------------------------------------------------------
LIABILITIES (-2.0%)
  Payable For:
   Dividends Declared                              (3,412)
   Investment Advisory Fees                          (185)
   Custodian Fees                                    (136)
   Professional Fees                                  (63)
   Directors' Fees and Expenses                       (53)
   Shareholder Reporting Expenses                     (53)
   Administrative Fees                                (20)
   Bank Overdraft                                      (1)
  Other Liabilities                                    (1)              (3,924)
                                             -------------      ---------------
-------------------------------------------------------------------------------
NET ASSETS (100%)
 Applicable to 13,891,121 issued and
   outstanding U.S.$0.01 par value shares
   (100,000,000 shares authorized)                               U.S.$ 201,529
                                                                ---------------
-------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                        U.S.$   14.51
                                                                ---------------
-------------------------------------------------------------------------------
AT DECEMBER 31, 1999, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------------
   Common Stock                                                  U.S.$     139
   Capital Surplus                                                     200,598
   Distributions in Excess of Net
     Investment Income                                                    (236)
   Accumulated Net Realized Loss                                        (5,378)
   Unrealized Appreciation on Investments and
     Foreign Currency Translations                                       6,406
-------------------------------------------------------------------------------
TOTAL NET ASSETS                                                U.S.$  201,529
                                                                --------------
------------------------------------------------------------------------------

(a) - Non-income producing
(b) - 144A Security -- certain conditions for public sale may exist. @ - Value is less than U.S.$500.
ADR - American Depositary Receipt
GDR - Global Depositary Receipt

-------------------------------------------------------------------------------
DECEMBER 31, 1999 EXCHANGE RATES:
-------------------------------------------------------------------------------
GHC   Ghana Cedi                                   3,452.500 = U.S. $ 1.00
ZAR   South African Rand                               6.150 = U.S. $ 1.00
ZWD   Zimbabwe Dollar                                 37.948 = U.S. $ 1.00
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

SUMMARY OF TOTAL INVESTMENTS BY INDUSTRY
CLASSIFICATION -- DECEMBER 31, 1999

                                                              PERCENT
                                                    VALUE      OF NET
INDUSTRY                                            (000)      ASSETS
-------------------------------------------------------------------------------
Banking                                    U.S.$    35,682     17.7%
Beverages & Tobacco                                 35,619     17.7
Broadcasting & Publishing                            5,624      2.8
Building Materials & Components                      2,785      1.4
Business & Public Services                           6,749      3.3
Chemicals                                            4,160      2.1
Construction & Housing                               1,663      0.8
Data Processing & Reproduction                       2,651      1.3
Diversified Operation                                  405      0.2
Electrical & Electronics                             2,968      1.5
Energy Sources                                       1,106      0.5
Financial Services                                  11,616      5.8
Forest Products & Paper                              3,678      1.8
Food & Household Products                            4,945      2.4
Insurance                                            1,924      1.0
Leisure & Tourism                                    4,200      2.1
Machinery & Engineering                                343      0.2
Merchandising                                        8,013      4.0
Metals--Non-Ferrous                                  6,106      3.0
Metals--Steel                                        1,284      0.6
Misc. Materials & Commodities                       21,195     10.5
Multi-Industry                                       8,863      4.4
Recreation, Other Consumer Goods                     1,337      0.7
Telecommunications                                   2,818      1.4
Telecommunications--Wireless                        21,377     10.6
Utilities--Electrical & Gas                          2,955      1.5
Other                                                4,835      2.4
                                           ---------------   -------
                                           U.S.$   204,901    101.7%
                                           ---------------   -------
                                           ---------------   -------

SUMMARY OF TOTAL INVESTMENTS BY COUNTRY --
DECEMBER 31, 1999

                                                            PERCENT
                                                  VALUE      OF NET
COUNTRY                                           (000)      ASSETS
---------------------------------------------------------------------
Botswana                                   U.S.$     9,010        4.5%
Egypt                                               42,868       21.3
Ghana                                               14,980        7.4
Ivory Coast                                          2,709        1.4
Kenya                                                3,447        1.7
Malawi                                                 956        0.5
Mauritius                                           19,551        9.7
Mozambique                                             248        0.1
Namibia                                              2,450        1.2
Nigeria                                                463        0.2
South Africa                                        82,338       40.9
Tunisia                                              1,643        0.8
United Kingdom                                       1,069        0.5
United States (including                             2,308        1.1
 short-term investments)
Zambia                                               1,053        0.5
Zimbabwe                                            16,249        8.1
Other                                                3,559        1.8
                                           ---------------      -----
                                           U.S.$   204,901      101.7%
                                           ---------------      -----
                                           ---------------      -----

    The accompanying notes are an integral part of the financial statements.

                                                                                                                      YEAR ENDED
                                                                                                                  DECEMBER 31, 1999
STATEMENT OF OPERATIONS                                                                                                (000)
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Dividends .................................................................................................    U.S.$      8,483
   Interest ..................................................................................................                  13
   Less: Foreign Taxes Withheld ..............................................................................                (538)
-----------------------------------------------------------------------------------------------------------------------------------
      Total Income ...........................................................................................               7,958
-----------------------------------------------------------------------------------------------------------------------------------
EXPENSES
   Investment Advisory Fees ..................................................................................               2,112
   Custodian Fees ............................................................................................                 547
   Administrative Fees .......................................................................................                 216
   Shareholder Reporting Expenses ............................................................................                  88
   Professional Fees .........................................................................................                  64
   Directors' Fees and Expenses ..............................................................................                  49
   Transfer Agent Fees .......................................................................................                  18
   Other Expenses ............................................................................................                  70
-----------------------------------------------------------------------------------------------------------------------------------
      Total Expenses .........................................................................................               3,164
-----------------------------------------------------------------------------------------------------------------------------------
        Net Investment Income ................................................................................               4,794
-----------------------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)
   Investment Securities Sold ................................................................................               1,297
   Foreign Currency Transactions .............................................................................                (930)
-----------------------------------------------------------------------------------------------------------------------------------
      Net Realized Gain ......................................................................................                 367
-----------------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION
   Appreciation on Investments ...............................................................................              37,481
   Depreciation on Foreign Currency Translations .............................................................                (369)
-----------------------------------------------------------------------------------------------------------------------------------
      Change in Unrealized Appreciation/Depreciation .........................................................              37,112
-----------------------------------------------------------------------------------------------------------------------------------
Total Net Realized Gain and Change in Unrealized Appreciation/Depreciation ...................................              37,479
-----------------------------------------------------------------------------------------------------------------------------------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ......................................................    U.S.$     42,273
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                  YEAR ENDED          YEAR ENDED
                                                                                             DECEMBER 31, 1999    DECEMBER 31, 1998
STATEMENT OF CHANGES IN NET ASSETS                                                                  (000)                (000)
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net Investment Income ..................................................................      U.S.$    4,794        U.S.$  5,826
  Net Realized Gain ......................................................................                 367               2,953
  Change in Unrealized Appreciation/Depreciation .........................................              37,112             (39,777)
-----------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from Operations ........................              42,273             (30,998)
-----------------------------------------------------------------------------------------------------------------------------------
Distributions:
  Net Investment Income ..................................................................              (3,878)            (12,452)
  Distributions in Excess of Net Investment Income .......................................                (236)                 --
  In Excess of Net Realized Gains ........................................................                  --                 (37)
-----------------------------------------------------------------------------------------------------------------------------------
  Total Distributions ....................................................................              (4,114)            (12,489)
-----------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Repurchase of Shares (455,300 shares and 1,102,056 shares, respectively) ...............              (4,353)            (11,993)
-----------------------------------------------------------------------------------------------------------------------------------
  Net Decrease in Net Assets Resulting from Capital Share Transactions ...................              (4,353)            (11,993)
-----------------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) ..............................................................              33,806             (55,480)
Net Assets:
  Beginning of Period ....................................................................             167,723             223,203
-----------------------------------------------------------------------------------------------------------------------------------
  End of Period (including distributions in excess of net investment income/undistributed net investment income of U.S.$(236) and U.S.$14,
    respectively) ........................................................................      U.S.$  201,529        U.S.$167,723
-----------------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

                                                                                YEAR ENDED DECEMBER 31,
SELECTED PER SHARE DATA AND                    ------------------------------------------------------------------------------------
RATIOS:                                                   1999             1998             1997          1996             1995
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD...............   U.S.$  11.69    U.S.$  14.45     U.S.$  16.86    U.S.$  17.05   U.S.$  14.43
-----------------------------------------------------------------------------------------------------------------------------------
  Net Investment Income............................           0.34            0.40             0.34            0.35           0.64
  Net Realized and Unrealized Gain (Loss)
    on Investments.................................           2.68           (2.58)           (0.20)           0.83           2.95
-----------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations...............           3.02           (2.18)            0.14            1.18           3.59
-----------------------------------------------------------------------------------------------------------------------------------
Distributions:
  Net Investment Income............................          (0.28)          (0.86)           (0.30)          (0.14)         (0.96)
  In Excess of Net Investment Income...............          (0.02)             --               --              --          (0.00)#
  Net Realized Gains...............................             --              --            (2.04)          (1.23)         (0.01)
  In Excess of Net Realized Gains..................             --           (0.00)#          (0.21)             --            --
-----------------------------------------------------------------------------------------------------------------------------------
    Total Distributions............................          (0.30)          (0.86)           (2.55)          (1.37)         (0.97)
-----------------------------------------------------------------------------------------------------------------------------------
Anti-Dilutive Effect of Shares Repurchased.........           0.10            0.28               --              --             --
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.....................   U.S.$  14.51    U.S.$  11.69     U.S.$  14.45    U.S.$  16.86   U.S.$  17.05
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE MARKET VALUE, END OF PERIOD..............   U.S.$  10.38    U.S.$   8.38     U.S.$  11.50    U.S.$  13.63   U.S.$  12.88
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:
  Market Value.....................................          27.09%         (20.62%)           1.13%          16.26%         20.84%
  Net Asset Value (1)..............................          27.34%         (11.82%)           2.69%           8.64%         26.14%
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS, SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (THOUSANDS)..............   U.S.$201,529    U.S.$167,723     U.S.$223,203    U.S.$260,522   U.S.$236,428
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets............           1.78%           1.79%            1.77%           1.79%          1.77%
Ratio of Net Investment Income to Average Net Assets          2.70%           2.56%            1.72%           2.11%          4.18%
Portfolio Turnover Rate............................            135%             53%              40%             68%            66%
-----------------------------------------------------------------------------------------------------------------------------------

#   Amount is less than U.S. $0.01 per share
(1) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1999

     The Morgan Stanley Dean Witter Africa Investment Fund, Inc. (formerly The Morgan Stanley Africa Investment Fund, Inc.) (the "Fund") was incorporated in Maryland on December 14, 1993, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is long-term capital appreciation through investments primarily in equity securities.

A. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: In valuing the Fund's assets, all listed securities for which market quotations are readily available are valued at the last sales price on the valuation date, or if there was no sale on such date, at the mean between the current bid and asked prices. Securities which are traded over-the-counter are valued at the average of the mean of current bid and asked prices obtained from reputable brokers. Short-term securities which mature in 60 days or less are valued at amortized cost. All other securities and assets for which market values are not readily available (including investments which are subject to limitations as to their sale) are valued at fair value as determined in good faith under procedures approved by the Board of Directors, although the actual calculations may be done by others. Due to certain African securities markets' small size, degree of liquidity and volatility, the price which the Fund may realize upon sale of securities may not be equal to the value presented in the financial statements.

2. TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements.

     The Fund may be subject to taxes imposed by countries in which it invests. The Fund accrues such taxes when the related income is earned.

3. REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements under which the Fund lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities (collateral). In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

     - investments, other assets and liabilities - at the prevailing rate of exchange on valuation date;

     - investment transactions and investment income - at the prevailing rates of exchange on the dates of such transactions.

     Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effects of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) due to security transactions are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

     Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of forward foreign currency exchange contracts, disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books, if any, and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Net Assets. The change in net unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

     Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The Fund may use derivatives to achieve its investment objectives. The Fund may engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured notes. Consistent with the Fund's investment objectives and policies, the Fund may use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments that the Fund may utilize and their associated risks:

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of foreign currency relative to the U.S. dollar.

6. DEBT INSTRUMENTS: The Fund may invest in debt instruments including those in the form of fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders") deemed to be creditworthy by the investment adviser. The Fund's investments in Loans may be in the form of participations in Loans ("Participations") or assignments ("Assignments") of all or a portion of Loans from third parties. The Fund's investment in Participations typically results in the Fund having a contractual relationship with only the Lender and not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. The Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. When the Fund purchases Assignments from Lenders it acquires direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

7. WRITTEN OPTIONS: The Fund may write covered call options in an attempt to increase the Fund's total return. The Fund will receive premiums that are recorded as liabilities and subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are offset against the proceeds or amount paid on the transaction to determine the net realized gain or loss. By writing a covered call option, the Fund foregoes in exchange for the premium the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase.

8. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: The Fund may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place a month or more (not to exceed 120 days) after the date of the transaction. Additionally, the Fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, it either establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Fund's commitments to purchase such securities or denotes such securities assets as segregated on the Fund's records. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

9. SWAP AGREEMENTS: The Fund may enter into swap agreements to exchange the return generated by one security, instrument or basket of instruments for the return generated by another security, instrument or basket of instruments. The following summarizes swaps which may be entered into by the Fund:

     INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

     TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations.

     Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the value reported in the Statement of Net Assets may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

     Risks also arise from potential losses from adverse market movements, and such losses could exceed the related amounts shown in the Statement of Net Assets.

10. STRUCTURED SECURITIES: The Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. Structured Securities generally will expose the Fund to credit risks of the underlying instruments as well as of the issuer of the Structured Security. Structured Securities are typically sold in private placement transactions with no active trading market. Investments in Structured Securities may be more volatile than their underlying instruments, however, any loss is limited to the amount of the original investment.

11. OVER-THE-COUNTER TRADING: Securities and other derivative instruments that may be purchased or sold by the Fund are expected to regularly consist of instruments not traded on an exchange. The risk of nonperformance by the obligor on such an instrument may be greater, and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less, than in the case of an exchange-traded instrument. In addition, significant disparities may exist between bid and asked prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

The Fund did not write options nor did the Fund invest in Debt Instruments, Forward Commitments and When Issued/Delayed Delivery Securities, Swap Agreements, Structured Securities or participate in Over-the-Counter Trading during the year ended December 31, 1999.

12. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-dividend date net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Distributions to shareholders are recorded on the ex-dividend date.

     The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. The book/tax differences are either considered temporary or permanent in nature.

     Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses.

     Permanent book and tax basis differences may result in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

     Adjustments for permanent book-tax differences, if any, are not reflected in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

B. Morgan Stanley Dean Witter Investment Management Inc. (the "Adviser"), provides investment advisory services to the Fund under the terms of an Investment Advisory and Management Agreement (the "Agreement"). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of 1.20% of the Fund's average weekly net assets.

C. The Chase Manhattan Bank, through its corporate affiliate Chase Global Funds Services Company (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. Under the Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of 0.06% of the Fund's average weekly net assets, plus $100,000 per annum. In addition, the Fund is charged certain out-of-pocket expenses by the Administrator.

D. The Chase Manhattan Bank serves as custodian for the Fund. Custody fees are payable monthly based on assets held in custody, investment purchase and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

E. For the year ended December 31, 1999, the Fund made purchases and sales totaling approximately $236,527,000 and $240,261,000 respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities. At December 31, 1999, the U.S. Federal income tax cost basis of securities was $195,846,000 and, accordingly, net unrealized appreciation for U.S. Federal income tax purposes was $5,496,000 of which $38,995,000 related to appreciated securities and $33,499,000 related to depreciated securities. At December 31, 1999, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of approximately $3,166,000 available to offset future capital gains which will expire on December 31, 2006. During the year ended December 31, 1999, the Fund utilized capital loss carryforwards, for U.S. Federal income tax purposes, of approximately $380,000. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. For the year ended December 31, 1999, the Fund intends to elect to defer to January 1, 2000, for U.S. Federal income tax purposes, post-October currency losses of $209,000 and post-October capital losses of $1,286,000.

F. During 1999, the Fund incurred brokerage commissions of $187,000 with Morgan Stanley & Co. Incorporated, an affiliate of the Adviser, for the year ended December 31, 1999.

G. A significant portion of the Fund's net assets consists of securities of issuers located in Africa. These securities are denominated in foreign currencies and involve certain considerations and risks not typically associated with investments in the United States. Securities of these issuers are often subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than securities of companies based in the United States. In addition, the securities markets in these countries are less developed than the U.S. securities market and there is often substantially less publicly available information about African issuers than U.S. issuers. Settlement mechanisms are also less developed and consist primarily of physical delivery, which may cause the Fund to experience delays or other difficulties in effecting transactions in certain African nations.

These securities may also be subject to substantial governmental involvement in the economy and greater social, economic, and political uncertainty which could adversely affect the liquidity or value, or both, of the Fund's investment. In addition, the Fund's ability to hedge its currency risk is limited, possibly exposing the Fund to currency devaluation and other exchange rate fluctuations. Accordingly, the price which the Fund may realize upon sale of such securities may not be equal to its value as presented in the financial statements.

H. Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Plan"). Under the Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Plan. At December 31, 1999, the deferred fees payable, under the Plan, totaled $53,000 and are included in Payable for Directors' Fees and Expenses on the Statement of Net Assets.

I. During December 1999, the Board of Directors declared a distribution of $0.25 per share, derived from net investment income, payable on January 14, 2000, to shareholders of record on December 21, 1999.

J. On July 2, 1998, the Fund commenced a share repurchase program for purposes of enhancing shareholder value and reducing the discount at which the Fund's shares traded from their net asset value. For the year ended December 31, 1999, the Fund repurchased 455,300 shares or 3.17% of its Common Stock at an average price per share of $9.51, including $21,000 in commissions paid, and an average discount of 23.59% from net asset value per share. For the year ended December 31, 1998, the Fund repurchased 1,102,056 shares or 7.13% of its Common Stock at an average price per share of $10.83, including $53,000 in commissions paid, and an average discount of 25.62% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Board.


--------------------------------------------------------------------------------
FEDERAL INCOME TAX INFORMATION (UNAUDITED):

     For the year ended December 31, 1999, the Fund expects to pass through to shareholders foreign tax credits totaling approximately $538,000. In addition, for the year ended December 31, 1999, gross income derived from sources within a foreign country totaled $8,482,000.

REPORT OF INDEPENDENT ACCOUNTANTS
------------------------------------------------------------------------------

To the Shareholders and Board of Directors of Morgan Stanley Dean Witter Africa Investment Fund, Inc.
(formerly, Morgan Stanley Africa Investment Fund, Inc.)

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Africa Investment Fund, Inc. (the "Fund") at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

February 18, 2000

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder will be deemed to have elected, unless American Stock Transfer & Trust Company (the "Plan Agent") is otherwise instructed by the shareholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

     Dividend and capital gain distributions will be reinvested on the reinvestment date. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

     The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although shareholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends and distributions.

     In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.

     Shareholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. The provisions of the Plan have been modified to conform to the above description regarding the option of Participants to make additional voluntary cash payments to the Plan on an annual, rather than monthly, basis. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

                       Morgan Stanley Dean Witter Africa Investment Fund, Inc. American Stock Transfer & Trust Company
                       Dividend Reinvestment and Cash Purchase Plan
                       40 Wall Street
                       New York, NY 10005
                       1-800-278-4353